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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT



     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported) - April 22, 1998



                            MELLON BANK CORPORATION
               (Exact name of registrant as specified in charter)



        Pennsylvania                1-7410                       25-1233834
(State or other jurisdiction     (Commission                  (I.R.S. Employer
     of incorporation)           File Number)                Identification No.)


                            One Mellon Bank Center
                               500 Grant Street
                           Pittsburgh, Pennsylvania                 15258
                   (Address of principal executive offices)       (Zip code)


      Registrant's telephone number, including area code - (412) 234-5000
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ITEM 5.  OTHER EVENTS

         On April 22, 1998, Mellon Bank Corporation issued the press release attached hereto as Exhibit 99.1.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

Exhibit  Description
Number

99.1     Mellon Bank Corporation Press Release, dated April 22, 1998.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                              MELLON BANK CORPORATION


Date:  April 24, 1998         By: /s/ Steven G. Elliott
                                  _________________________________
                                  Steven G. Elliott
                                  Vice Chairman, Chief Financial Officer
                                  & Treasurer
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                                 EXHIBIT INDEX


Number                        Description                    Method of Filing

99.1                          Press Release dated            Filed herewith
                              April 22, 1998